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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 21, 2000, relating to the financial statements of OfficeMax, Inc., which appears in OfficeMax Inc.'s Annual Report on Form 10-K for the year ended January 22, 2000.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Cleveland, Ohio
June 30, 2000